March 9, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

1.    Filer/Entity:    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Registration No.:    811-07452
CIK No.:    0000896435
Accession No.:    0001193125-18-055742
Date of Filing:    2018-02-23

Share Class:     Series I

Invesco V.I. Core Equity Fund
Invesco V.I. Government Securities Fund
Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Growth Fund

2.    Filer/Entity:    AB Variable Products Series Fund, Inc.
Registration No.:    811-05398
CIK No.:    0000825316
Accession No.:    0001193125-18-053977
Date of Filing:    2018-028-22

Share Class: Class A

AB VPS Growth and Income Portfolio
AB VPS Large Cap Growth Portfolio
AB VPS Small Cap Growth Portfolio

3.    Filer/Entity:    American Century Variable Portfolios, Inc.
Registration No.:    811-05188
CIK No.:    0000814680
Accession No.:    0000814680-18-000012
Date of Filing:    2018-02-22

Share Class: Class I

VP Income & Growth Fund

4.    Filer/Entity:    Davis Variable Account Fund, Inc.
Registration No.:    811-09293
CIK No.:    0001084060
Accession No.:    0001084060-18-000002
Date of Filing:    2018-02-22

Share Class: N/A

Davis Value Portfolio

5.    Filer/Entity:    Delaware VIP® Trust
Registration No.:    811-05162
CIK No.:    0000814230
Accession No:    0001206774-18-000736
Date of Filing:    2018-03-09

Share Class: Standard

Delaware VIP® Emerging Markets Series

6.    Filer/Entity:    Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Registration No.:    811-07044
CIK No.:    0000890064
Accession No.:    0000890064-18-000001
Date of Filing:    2018-02-14

Share Class: Initial

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

7.    Filer/Entity:    Franklin Templeton Variable Insurance Products Trust
Registration No.:    811-05583
CIK No.:    0000837274
Accession No.:    0001193125-18-073204
Date of Filing:    2018-03-07

Share Class: Class 1

Franklin Small-Mid Cap Growth VIP Fund
Templeton Foreign VIP Fund

8.    Filer/Entity:    Janus Aspen Series
Registration No.:    811-07736
CIK No.:    0000906185
Accession No.:    0000277751-18-000031
Date of Filing:    2018-03-08

Share Class: Institutional

Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio

9.    Filer/Entity:    MFS® Variable Insurance Trust
Registration No.:    811-08326
CIK No.:    0000918571
Accession No.:    0001193125-18-059954
Date of Filing:    2018-02-27

Share Class: Initial

MFS® Growth Series
MFS® Investors Trust Series
MFS® Total Return Bond Series
MFS® Total Return Series

10.    Filer/Entity: MFS® Variable Insurance Trust II
Registration No.:    811-03732
CIK No.:    0000719269
Accession No.:    0001193125-18-060267
Date of Filing:    2018-02-27

Share Class: Initial

MFS® Massachusetts Investors Growth Stock Portfolio

11. Filer/Entity:	PIMCO Variable Insurance Trust
Registration No.:    811-08399
CIK No.:    0001047304
Accession No.:    0001193125-18-067284
Date of Filing:    2018-03-01

Share Class: Administrative

PIMCO Short-Term Portfolio

12.    Filer/Entity:    Prudential Series Fund
Registration No.:    811-03623
CIK No.:    0000711175
Accession No.:    0001193125-18-052117
Date of Filing:    2018-02-21

Share Class: Class I

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Government Money Market Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

13.    Filer/Entity:    T. Rowe Price Equity Series, Inc.
Registration No.:    811-07143
CIK No.:    0000918294
Accession No.:    0001206774-18-000405
Date of Filing:    2018-02-12

Share Class: N/A

T. Rowe Price Equity Income Portfolio

If you have any questions regarding this filing, please contact me at (732) 482-2280.

Sincerely,

/s/ Kathleen P. DeCelie_______________
Kathleen P. DeCelie
Vice President and Corporate Counsel